Supplement dated March 29, 2019 to the Prospectus dated May 1, 2013 for

Pacific Select Exec II – NY, Pacific Select Exec III – NY,

and Pacific Select Exec IV – NY

Flexible Premium Variable Life Insurance Policies

and Pacific Select Estate Preserver – NY Last Survivor

Flexible Premium Variable Life Insurance Policy (each a “policy”)

Issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Policy Owner. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Policy Prospectus”). Please retain it for future reference.

Pacific Select Fund Global Absolute Return Portfolio transfer to the Fidelity® VIP Government Money Market Portfolio

On March 27, 2019, the Board of Trustees of Pacific Select Fund approved a plan of liquidation for vote by affected Policy Owners. If the plan of liquidation is approved by Policy Owners, the transfer of the Global Absolute Return Portfolio will occur on or about April 30, 2019 (the “Transfer Date”). No purchases or transfers into this fund will be accepted after close of business on March 29, 2019. This is not a liquidation of your Policy.

For thirty (30) calendar days before the Transfer Date, if you have Accumulated Value allocated to the Variable Account investing in the Global Absolute Return Fund, you may make a one-time transfer of all or a portion of such Accumulated Value to any other available Variable Account without the transfer counting toward the twenty-five (25) transfers permitted each calendar year. All other transfers are subject to limitations as described in your Policy Prospectus.

On the Transfer Date, any Accumulated Value that remains allocated to the Global Absolute Return Portfolio Variable Account after the close of business will be transferred to the Variable Account corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Variable Account unit values, and the relative net asset values of the Global Absolute Return Portfolio and the Fidelity VIP Government Money Market Portfolio, as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Accumulated Value immediately before the transfer will be equal to Accumulated Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the Global Absolute Return Portfolio Variable Account will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Global Absolute Return Portfolio Variable Account will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Variable Account. This includes, but is not limited to, instructions for premium payment allocations, partial withdrawals and transfer instructions (including instructions under any transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Variable Account without the transfer counting towards the transfer limitations described in your Policy Prospectus.

Please work with your life insurance producer to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us by email at Transactions@pacificlife.com, by fax at (866) 398-0467, or by telephone at (800) 595-6997 or by using any other means described in the Policy Prospectus. Please see POLICY BASICS – Timing of Payments, Forms and Requests in the Policy Prospectus for details.

Any references to the Global Absolute Return Portfolio are deleted from the Policy Prospectus after the Transfer Date.

Form No. 85-50068-00